Phoenix Life Variable Accumulation Account	Phoenix Life Variable Universal Life Account
Big Edge	Flex Edge
The Big Edge Plus®	Flex Edge Success®
Group Strategic Edge®	Joint Edge®
The Big Edge Choice® for NY	Individual Edge®
Phoenix Dimensions®	Phoenix Benefit Choice VUL®
Phoenix Joint Edge® VUL
PHL Variable Accumulation Account
The Big Edge Choice®	PHLVIC Variable Universal Life Account
Phoenix Spectrum Edge®	Phoenix Benefit Choice VUL®
Phoenix Spectrum Edge®+	Phoenix Joint Edge® VUL
Phoenix Dimensions®

Supplement to Prospectuses

This supplement should be read with the prospectuses dated April 29, 2011 for the above variable annuity and variable universal life products.

❖	For all products listed above:

Effective June 2, 2011, Goodwin Capital Advisers, Inc. (“Goodwin”) is no longer the subadvisor to the Virtus Multi-Sector Fixed Income Series and Virtus Strategic Allocation Series. Also effective June 2, 2011, the portfolio managers at Goodwin responsible for the series, along with their support team, became employed by Virtus Investment Advisers, Inc., the series’ investment advisor, thereby continuing management by the current portfolio management team. In addition, effective June 2, 2011, SCM Advisors, LLC, subadvisor to the Virtus Capital Growth Series, changed its name to Newfleet Asset Management, LLC (“Newfleet”). Finally, effective June 17, 2011, Newfleet also became the investment subadvisor for Virtus Multi-Sector Fixed Income Series and Virtus Strategic Allocation Series (fixed income portion only). The existing portfolio managers will continue to manage the series on behalf of Newfleet.

No changes to the series’ principal investment strategies are being made. Also, the fees and expenses paid by the series remain unchanged.

Accordingly, the pertinent sections of Appendix A of the prospectuses are revised to reflect these changes as follows:

Fund Name	Investment Objective	Investment Advisor/Subadvisor
Virtus Capital Growth Series	Long-term growth of capital.	Virtus Investment Advisers, Inc. Subadvisor: Newfleet Asset Management, LLC
Virtus Multi-Sector Fixed Income Series	Long-term total return	Virtus Investment Advisers, Inc. Subadvisor: Newfleet Asset Management, LLC
Virtus Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Virtus Investment Advisers, Inc. Subadvisor(s): Newfleet Asset Management, LLC (fixed income portion) Virtus Investment Advisers, Inc. (equity portion)

❖

For Flex Edge, Flex Edge Success®/Joint Edge® and Individual Edge® only, the paragraph entitled “Franklin Templeton Variable Insurance Products Trust – Class 2” on page one is deleted and replaced with the following:

Franklin Templeton Variable Insurance Products Trust – Class 2
❖ Franklin Income Securities Fund
❖ Mutual Shares Securities Fund
❖ Templeton Developing Markets Securities Fund
❖ Templeton Foreign Securities Fund
❖ Templeton Growth Securities Fund

Dated: July 20, 2011	Please keep this supplement for future reference.

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